FINANCIAL STATEMENT DETAILS - Supplemental Disclosure of Cash Flow Information (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Cash (paid) received during the year for:
Interest, net	$ (131,235)	$ (136,797)	$ (78,775)
Income tax payments	(14,876)	(13,825)	(14,856)
Income tax refunds	2,826	1,386	$ 2,609
Interest receipts related to interest rate swaps	$ 5,000	$ 3,200